UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/19/2005

Collagenex Pharmaceuticals, Inc
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-28308

DE	52-1758016
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

41 University Drive
Newtown, PA 18940
(Address of Principal Executive Offices, Including Zip Code)

212-579-7388
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On April 19, 2005, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") executed a Core Distribution Agreement with McKesson Corporation, or McKesson. Under this agreement, the Company has agreed to pay McKesson a fee in exchange for certain core distribution services and inventory management. This Core Distribution Agreement became effective as of April 1, 2005 and will remain in effect until March 31, 2008, unless earlier terminated at any time on thirty days prior written notice to the other party.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Collagenex Pharmaceuticals, Inc

Date: April 22, 2005.	By:	/s/ Nancy C. Broadbent
Nancy C. Broadbent
Chief Financial Officer